EXHIBIT 99.4

                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                            TENDER OF ALL OUTSTANDING
                      5.50% SENIOR NOTES, SERIES A DUE 2013
                                 IN EXCHANGE FOR
                      5.50% SENIOR NOTES, SERIES B DUE 2013
                                       OF
                             AEP TEXAS NORTH COMPANY

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Registered holders of outstanding 5.50% Senior Notes, Series A due 2013 (the "Outstanding Notes") who wish to tender their Outstanding Notes in exchange for a like principal amount of new 5.50% Senior Notes, Series B due 2013 (the "Exchange Notes") and whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to Bank One, N.A. (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by facsimile transmission, mail or hand delivery to the Exchange Agent. See "The Exchange Offer - Procedures for Tendering" in the Prospectus.
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                             THE EXCHANGE AGENT IS:

                                 BANK ONE, N.A.

             FOR DELIVERY BY REGULAR, REGISTERED OR CERTIFIED MAIL;
                          HAND OR OVERNIGHT DELIVERY:

                                 Bank One, N.A.
                              1111 Polaris Parkway
                              Columbus, Ohio 43240
               Attention: Corporate Trust Operations Exchange Unit

      BY FACSIMILE TRANSMISSION (FOR ELIGIBLE GUARANTOR INSTITUTIONS ONLY):

                                 (614) 248-9987
               Attention: Corporate Trust Operations Exchange Unit

                              FOR INFORMATION CALL:

                                 (800) 346-5153
               Attention: Corporate Trust Operations Exchange Unit

                         FOR CONFIRMATION BY TELEPHONE:

                                 (800) 346-5153
               Attention: Corporate Trust Operations Exchange Unit

       DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

       This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Guarantor Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

       The undersigned hereby tenders the principal amount of Outstanding Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus dated ____________, 2003 of AEP Texas North Company (the "Prospectus"), receipt of which is hereby acknowledged.

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                                        DESCRIPTION OF OUTSTANDING NOTES TENDERED

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                                                    NAME AND ADDRESS OF            CERTIFICATE NUMBER(S)
                                                    REGISTERED HOLDER AS           OF OUTSTANDING NOTES
                                                      IT APPEARS ON THE                TENDERED (OR              PRINCIPAL AMOUNT
                                                      OUTSTANDING NOTES              ACCOUNT NUMBER AT            OF OUTSTANDING
 NAME OF TENDERING HOLDER                              (PLEASE PRINT)              BOOK-ENTRY FACILITY)           NOTES TENDERED
 ------------------------                       ----------------------------- ------------------------------- ----------------------
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                                    SIGN HERE

Name of Registered or Acting Holder:
                                   ---------------------------------------------

Signature(s):
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Name(s) (PLEASE PRINT):
                       ---------------------------------------------------------

Address:
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Telephone Number:
                 ---------------------------------------------------------------

Date:
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IF OUTSTANDING NOTES WILL BE TENDERED BY BOOK-ENTRY TRANSFER, PROVIDE THE FOLLOWING INFORMATION:

DTC Account Number:
                   -------------------------------------------------------------

Date:
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       This Notice of Guaranteed Delivery must be signed by the registered holder(s) of the Outstanding Notes exactly as its (their) name(s) appear(s) on certificates for Outstanding Notes or on a security position listing as the owner of Outstanding Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with the Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
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Capacity:
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Address(es):
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                    THE FOLLOWING GUARANTEE MUST BE COMPLETED

                              GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth on the reverse hereof, the certificates representing the Outstanding Notes (or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) or agent's message in lieu thereof, with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date (as defined in the Letter of Transmittal).

Name of Firm:
             -------------------------- ----------------------------------------
                                                (AUTHORIZED SIGNATURE)


Address:                                Title:
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                                        Name:
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              (ZIP CODE)                        (PLEASE TYPE OR PRINT)

Area Code and Telephone No.:

                                        Date:
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NOTE: DO NOT SEND OUTSTANDING NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OUTSTANDING NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.


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